AMENDMENT NO. 1 TO DISTRIBUTION AGREEMENT BETWEEN
                  SCHOLASTIC INC. AND STAR E-MEDIA CORPORATION

This document is an amendment ("Amendment No. 1") dated as of March 1, 2002 to the Distribution Agreement dated as of March 1, 2000 by and between Scholastic Inc., a New York corporation and Star E-Media Corporation, a Nevada corporation (the "Agreement").

1. The Term of the Agreement is hereby extended and shall continue until February 28, 2004 unless terminated earlier in accordance with Section 16.1 or
Section  16.2  of  the  Agreement.

2. All terms that are not defined in this Amendment shall have the same meaning as set forth in this Agreement. This amendment shall be effective immediately. All other terms and conditions of the Agreement shall remain in effect.

Agreed and Accepted:

SCHOLASTIC INC.                                  STAR E-MEDIA CORPORATION


    /s/ Alan Waldman                                /s/ E.G. Abbadessa
---------------------                            ---------------------------
By                                           By

                                                    E.G. ABBADESSA
                                                   -----------------
Alan Waldman                                          Name

VP & General Manager,                               President
                                                    ----------------------------
Scholastic Software Group                    Title

9/13/02                                              9/9/02
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Date                                         Date